Exhibit 99.2

Q4 2017 Conference Call Veeco Instruments Inc. February 12, 2018

Safe Harbor To the extent that this presentation discusses expectations or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These items include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent Quarterly Reports on form 10Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

CEO Introduction John Peeler

19¢ Non-GAAP EPS $143M Revenue Q4 2017 Highlights Bookings up 3rd consecutive quarter; backlog building Revenue up 9% from previous quarter Strongest quarter of the year in Non-GAAP operating income Non-GAAP EPS above high end of guided range $179M Bookings Q4 Results Note: A reconciliation of GAAP to Non-GAAP financial measures may be found in Back-up & Reconciliation Tables $10.5M Non-GAAP Op Income Executed well with positive momentum

2017: A Transformational Year – Positioned to Grow Expanded Market Reach with Complementary Acquisition Closed Ultratech acquisition; integration progressing well Synergies greater than originally expected Executed Manufacturing Consolidation New Jersey manufacturing consolidation complete Generating $4M in annualized cost savings Poised to Diversify Revenues; Accelerate Profitable Growth Delivered 40.6% Non-GAAP gross margin in 2017 Bookings trends point to growth and diversification in 2018

CFO Financial Review Sam Maheshwari

Q4 2017 Revenue by End Market and Geography Bookings growth should lead to more diversified revenue mix Bookings grew to ~$179M Building backlog for 6 quarters in a row Growth in Front-End Semi and AP, will lead to more diverse 2018 China, Blue LED accounted for 13% of total Veeco revenue Mix By End Market By Geography 9% Advanced Packaging, MEMS & RF Filters 24% Scientific & Industrial 58% LED Lighting, Display & Compound Semi $143M 53% Rest of World 18% China 14% EMEA 15% United States 9% Front-End Semi Geographically diverse revenue streams ROW driven by LED sales into South East Asia, South Korea and Taiwan Note: Amounts may not calculate precisely due to rounding

2018: Growing Our Way to More Diversified Revenue Mix 15% - 20% Advanced Packaging, MEMS & RF Filters 15% - 20% Scientific & Industrial 15% - 20% Front-End Semi 40% - 50% LED Lighting, Display & Compound Semi Markets Mix By End Market Higher Growth Areas We expect 2018 to be a growth year for Veeco in all 4 market segments Strongest growth in Front-End Semi and Advanced Packaging Leading to a more balanced revenue mix 2017 2018 2017 2018 Note: Amounts may not calculate precisely due to rounding Revenue Front-End Semi Advanced Packaging, MEMS & RF Filters

Non-GAAP GAAP P&L Highlights Note: Amounts may not calculate precisely due to rounding A reconciliation of GAAP to Non-GAAP financial measures is contained in the Back Up & Reconciliation Tables ($M) Q3 17 Q4 17 2017 Q3 17 Q4 17 2017 Revenue $131.9 $143.4 $484.8 $131.9 $143.4 $484.8 Gross Profit 53.1 58.3 184.3 55.8 59.5 196.9% 40.2% 40.7% 38.0% 42.3% 41.5% 40.6% R&D 24.1 24.3 82.0 23.2 23.3 79.0 SG&A & Other 29.6 28.5 99.9 25.7 25.6 86.5 Operating Income/(Loss) (18.9) (12.0) (63.8) 6.8 10.5 31.3 Net Income/(Loss) (21.9) (5.6) (44.8) 4.3 9.1 23.4 Earnings/(Loss) Per Share ($0.47) ($0.12) ($1.01) $0.09 $0.19 $0.53 6th consecutive quarter of revenue growth Non-GAAP gross margin benefiting from favorable product mix

DSO (days) 78 62 DOI 133 130 DPO 61 54 ($M) Q3 17 Q4 17 Cash & Short-Term Investments 321 328 Accounts Receivable 114 99 Inventories 114 120 Accounts Payable 54 50 Long-Term Debt 273 276 Cash Flow from Operations 25 19 Balance Sheet Highlights Note: Amounts may not calculate precisely due to rounding

Q1 2018 Guidance Revenue $140M–$165M $140M–$165M Gross Margins 33%–35% 34%–36% Net Income (Loss) ($23M)–($15M) ($2M)–$6M Earnings Per Share ($0.50)–($0.32) ($0.04)–$0.14 Non-GAAP Operating Income $2M–$10M Non-GAAP GAAP Note: A reconciliation of GAAP to Non-GAAP financial measures is contained in the Back Up & Reconciliation Tables

Business Update & Outlook

Multiple Veeco Technologies Serve Growing Markets

Markets

- Advanced Packaging, MEMS & RF Filters
- LED Lighting, Display & Compound Semi
- Front-End Semi
- Scientific & Industrial

Growth Drivers




Growth of Veeco's Served Markets
From 2017 to 2020*
$1.8B
$1.2B
2017
2020
~50% Growth from 2017 to 2020

Veeco Technologies: MOCVD | Lithography | Wet Etch/Clean | Laser Anneal | Ion Beam | MBE | 3D Inspection | ALD

*Source: Various industry reports and company estimates

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Advanced Packaging, MEMS & RF Filters Source: TechSearch International & IC Insights 2017 Veeco Advanced Packaging Revenue 2017 2020 16% CAGR WLP Significant Increase in Demand for WLP Applications Reflects new customers or application penetrations 2016 WLP – Wafer Level Packaging ADAS – Advanced Driver Assisted Systems Applicable Technologies: MOCVD Lithography Wet Etch/Clean Laser Anneal Ion Beam MBE 3D Inspection ALD Broad-Based Growth Vectors Mobile devices and connectivity trends Automotive electronics growth, including ADAS Big Data Processing 5G infrastructure deployment in 2019 and 2020

LED Lighting, Display & Compound Semi



Veeco Remains the LED Market Leader

- 55% market share for GaN LED*
- Fab utilization worldwide > 85%; market to remain robust





Non General-Lighting Areas Such as Photonics and RF Driving Meaningful Growth

- VCSELs & Laser Diodes
- Micro-LEDs & Fine Pitched Displays
- 5G driven RF devices
- Power Electronics

Applicable Technologies: **MOCVD | Lithography | Wet Etch/Clean** | Laser Anneal | Ion Beam | **MBE** | 3D Inspection | ALD

* Source IHS, Veeco
VCSEL – Vertical Cavity Surface-Emitting Laser

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Front-End Semi





LSA

- Demand from Taiwan and China
- 2017 market share was approx. 40%
- Melt being qualified for production at 7nm & 5nm

EUV Photomask

- Strong interest from photomask industry
- LDD-IBD ready for EUV adoption

STT-MRAM

- Well positioned for MRAM ramp with multiple engagements across 3 major customers

3D Inspection

- Evaluations in process with multiple customers in their fabs

Applicable Technologies: MOCVD | Lithography | Wet Etch/Clean | **Laser Anneal** | **Ion Beam** | MBE | **3D Inspection** | ALD

LSA – Laser Spike Anneal
STT MRAM – Spin Transfer Torque Magnetic Random Access Memory
EUV – Extreme Ultraviolet
LDD-IBD – Low Defect Density Ion Beam Deposition

16 | Q4 2017 / FY 2017 Conference Call | Veeco Instruments Inc. © 2018
Veeco

Scientific & Industrial Applicable Technologies: MOCVD Lithography Wet Etch/Clean Laser Anneal Ion Beam MBE 3D Inspection ALD Good Momentum in Optical Coating Systems Strong Bookings in 2017 Broad-based market demand including industrial lasers, optical components for telecom, and R&D Data Storage Good momentum with 60% bookings growth in 2017 Launched Lancer™ Ion Beam Etch System A reduced-footprint, R&D-focused, ion-beam etch platform for emerging MEMS and magnetic-sensor applications Lancer Ion Beam Etch System

2018 Priorities Complete Integration of Ultratech Launch New Products Deliver Growth in all 4 Markets Diversify Revenue by End Market Grow Earnings Faster than Revenue 18 is now

Q&A

Back Up & Reconciliation Tables

Note on Reconciliation Tables These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation. These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors' operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating Income, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Supplemental Information—GAAP to Non-GAAP Reconciliation

US$ millions	Q3 17	Q4 17	2017
Net Sales	$131.9	$143.4	$484.8
GAAP Gross Profit	53.1	58.3	184.3
GAAP Gross Margin	40.2%	40.7%	38.0%
Add: Release of inventory fair value step-up for purchase accounting	1.9	0.4	9.7
Add: Share-Based Comp	0.7	0.6	2.5
Add: Depreciation of PP&E fair value step-up for purchase accounting	0.1	0.1	0.4
Non-GAAP Gross Profit	$55.8	$59.5	$196.9
Non-GAAP Gross Margin	42.3%	41.5%	40.6%

US$ millions	Q3 17	Q4 17	2017
GAAP Net Income (Loss)	$(21.9)	$(5.6)	$(44.8)
Add: Share-Based Comp	6.2	4.4	24.4
Add: Amortization	12.5	13.8	35.5
Add: Restructuring	4.1	2.1	10.0
Add: Acquisition Related	0.8	1.5	13.6
Add: Release of inventory fair value step-up for purchase accounting	1.9	0.4	9.7
Add: Depreciation of PP&E fair value step-up for purchase accounting	0.3	0.3	0.7
Add: Asset Impairment	-	-	1.1
Add: Accelerated depreciation	-	-	0.2
Add: Interest Expense	4.7	4.7	17.1
Subtract: Tax benefit	(1.8)	(11.1)	(36.1)
Non-GAAP Operating Income	$6.8	$10.5	$31.3

US$ millions, except per share data	Q3 17	Q4 17	2017
GAAP Basic EPS	(0.47)	(0.12)	(1.01)
GAAP Diluted EPS	(0.47)	(0.12)	(1.01)
GAAP Net Income (Loss)	(21.9)	(5.6)	(44.8)
Add: Share-Based Comp	6.2	4.4	24.4
Add: Amortization	12.5	13.8	35.5
Add: Restructuring	4.1	2.1	10.0
Add: Acquisition Related	0.8	1.5	13.6
Add: Release of inventory fair value step-up for purchase accounting	1.9	0.4	9.7
Add: Depreciation of PP&E fair value step-up for purchase accounting	0.3	0.3	0.7
Add: Asset Impairment	-	-	1.1
Add: Accelerated depreciation	-	-	0.2
Add: Non-Cash Interest Expense	2.7	2.8	10.4
Add: Tax Adjustment from GAAP to Non-GAAP	(2.3)	(10.6)	(37.3)
Non-GAAP Net Income (Loss)	4.3	9.1	23.4
Non-GAAP Basic EPS	0.09	0.19	0.53
Non-GAAP Diluted EPS	0.09	0.19	0.53

Note: Amounts may not calculate precisely due to rounding

22 | Q4 2017 / FY 2017 Conference Call | Veeco Instruments Inc. © 2018

Veeco

Q4 2017 GAAP to Non-GAAP Reconciliation Non-GAAP Adjustments In millions, except per share data GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $143.4 $143.4 Gross Profit 58.3 0.6 0.5 59.5 Gross Margin 40.7% 41.5% Research and Development 24.3 (1.0) 23.3 Selling, General, and Administrative and Other 28.5 (2.7) (0.2) 25.6 Net Income (Loss) $(5.6) 4.4 13.8 (3.5) $9.1 Income (Loss) Per Common Share: Basic $(0.12) $0.19 Diluted (0.12) 0.19 Weighted Average Number of Shares: Basic 47.0 47.1 Diluted 47.0 47.2 Other Non-GAAP Adjustments Restructuring 2.1 Acquisition Related 1.5 Release of inventory fair value step-up associated with the Ultratech purchase accounting 0.4 Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting 0.3 Non-Cash Interest Expense 2.8 Non-GAAP Tax Adjustment (10.6) Total Other (3.5) Note: Amounts may not calculate precisely due to rounding

2017 GAAP to Non-GAAP Reconciliation Non-GAAP Adjustments In millions, except per share data GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $484.8 $484.8 Gross Profit 184.3 2.5 10.1 196.9 Gross Margin 38.0% 40.6% Research and Development 82.0 (3.0) 79.0 Selling, General, and Administrative and Other 99.9 (12.9) (0.5) 86.5 Net Income (Loss) $(44.8) 24.4 35.5 8.4 $23.4 Income (Loss) Per Common Share: Basic $(1.01) $0.53 Diluted (1.01) 0.53 Weighted Average Number of Shares: Basic 44.2 44.2 Diluted 44.2 44.5 Other Non-GAAP Adjustments Restructuring 10.0 Acquisition Related 13.6 Release of inventory fair value step-up associated with the Ultratech purchase accounting 9.7 Depreciation of PP&E fair value step-up associated with the Ultratech purchase accounting 0.7 Asset Impairment 1.1 Accelerated Depreciation 0.2 Non-Cash Interest Expense 10.4 Non-GAAP Tax Adjustment (37.3) Total Other 8.4 Note: Amounts may not calculate precisely due to rounding

Q1 2018 Guidance GAAP to Non-GAAP Reconciliation Non-GAAP Adjustments In millions, except per share data GAAP Share-Based Compensation Amortization Other Non-GAAP Net Sales $140–$165 $140–$165 Gross Profit 47–58 1 — — 48–59 Gross Margin 33%–35% 34%–36% Net Income (Loss) $(23)–$(15) 4 13 4 $(2)–$6 Income (Loss) per Diluted Share $(0.50)–$(0.32) $(0.04)–$0.14 GAAP Net Income (Loss) $(23)–$(15) Share-Based Compensation 4 Amortization 13 Restructuring 1 Acquisition related expense 1 Interest Expense 5 Income Tax Expense (Benefit) 1 Non-GAAP Operating Income $2–$10 Non-GAAP Adjustments Note: Amounts may not calculate precisely due to rounding